UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060
Washington, D.C. 20549	Expires: April 30, 2009
Estimated average burden
hours per response 5.00

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported ) June 28, 2007

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 250, Charlotte, North Carolina (Address of principal executive offices)		28202 (Zip Code)

Registrant’s telephone number, including area code    (704) 344-8150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement

On June 28, 2007, FairPoint Communications, Inc. (the “Company”) entered into Amendment No. 2 to Agreement and Plan of Merger (the “Second Amendment”) with Verizon Communications Inc. (“Verizon”) and Northern New England Spinco Inc., a subsidiary of Verizon (“Spinco”), which amends the Agreement and Plan of Merger, dated as of January 15, 2007, by and among the Company, Verizon and Spinco, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of April 20, 2007 (as amended, the “Merger Agreement”), by and among the Company, Verizon and Spinco, pursuant to which Spinco will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.  A copy of the Amendment is filed as Exhibit 2.1 hereto.  The purpose of the Second Amendment is to make certain technical amendments to the Merger Agreement.

Item 8.01 — Other Events.

On June 28, 2007, the Company issued press releases nationally and in certain Northern New England cities and towns regarding the job creation which the Company believes will result from the Merger, and the Company’s initial plan for expanding broadband in the State of Vermont.  Such press releases are attached hereto as Exhibits 99.1 through 99.6.

The Company has filed a registration statement, including a proxy statement, and other materials with the Securities and Exchange Commission (“SEC”) in connection with the Merger.  The Company urges investors to read these documents when they become available because they will contain important information.  Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about the Company and the Merger, at www.sec.gov, the SEC’s website, or www.fairpoint.com/investor, when they are available.  Investors may also obtain free copies of these documents and the Company’s SEC filings at www.fairpoint.com under the Investor Relations section, or by written request to FairPoint Communications, Inc., 521 E. Morehead Street, Suite 250, Charlotte, NC 28202, Attention: Investor Relations.

The Company and the Company’s directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Company stockholders with respect to the Merger and related transactions.  Information about the Company’s directors and executive officers is available in FairPoint’s Annual Report on Form 10-K for the year ended December 31, 2006.  Additional information regarding the interests of potential participants will be included in the registration statement and proxy statement and other materials to be filed by the Company with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of June 28, 2007, by and among FairPoint Communications, Inc., Verizon Communications Inc. and Northern New England Spinco Inc.

99.1	Press Release, dated June 28, 2007

99.2	Press Release, dated June 28, 2007

99.3	Press Release, dated June 28, 2007

99.4	Press Release, dated June 28, 2007

99.5	Press Release, dated June 28, 2007

99.6	Press Release, dated June 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ John P. Crowley
	Name:	John P. Crowley
	Title:	Executive Vice President and
Chief Financial Officer

Date:  June 28, 2007